STOCK OPTION AGREEMENT
                                    (NON-ISO)


     THIS AGREEMENT, made this 23nd day of February, 2001, by and between Graco Inc., a Minnesota corporation (the "Company") and George Aristides ("Mr. Aristides").

     WITNESSETH THAT:

     WHEREAS, the Company pursuant to its Long-Term Stock Incentive Plan wishes to grant this stock option to Mr. Aristides;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Grant of Option
          ---------------

          The  Company  hereby  grants to Mr.  Aristides  the  right and  option
          (hereinafter called the "option") to purchase all or any part of an aggregate of 60,000 shares of Common Stock of the Company, par value $1.00 per share, at the price of $26.35 per share on the terms and conditions set forth herein.

      2.  Duration and Exercisability
          ---------------------------

          A. This option shall become exercisable in full (i) on May 6, 2002, if Mr. Aristides remains a member of the Board of Directors until that date, or (ii) upon the date of the resignation of Mr. Aristides from the Board of Directors prior to May 6, 2002, but only if the Board of Directors has requested by resolution that Mr. Aristides resign from the Board of Directors. If the option becomes fully exercisable pursuant to this Section 2A, it shall remain exercisable for a period equal to the duration of the option (i.e., 10 years from the date of grant).


          B. In the event that Mr. Aristides does not purchase in any one year the full number of shares of Common Stock of the Company to which he is entitled under this option, he may, subject to the terms and conditions of Section 3 hereof, purchase such shares of Common Stock in any subsequent year during the term of this option. During the lifetime of Mr. Aristides, the option shall be exercisable only by him and shall not be assignable or transferable by him otherwise than by will or the laws of descent and distribution.

      3.  Effect of Termination of Board Membership
          -----------------------------------------

          A. In the event that Mr. Aristides shall cease to be a member of the Board of Directors, by reason of his gross and willful misconduct, including but not limited to wrongful appropriation of Company funds or the commission of a felony, the option shall be terminated as of the date of the misconduct.

          B. If Mr. Aristides shall die while a member of the Board of Directors of the Company and the option granted hereunder shall not have become fully exercisable, such option shall become fully exercisable and may be exercised at any time within the term of this option by the executors or administrators of Mr. Aristides or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution.

      4.  Manner of Exercise
          ------------------

          A. The option can be exercised only by Mr. Aristides or other proper party within the option period delivering written notice to the Company at its principal office in Minneapolis, Minnesota, stating the number of shares as to which the option is being exercised and, except as provided in Section 4. C., accompanied by payment-in-full of the option price for all shares designated in the notice.

          B. Mr. Aristides may, at Mr. Aristides' election, pay the option price either by check (bank check, certified check, or personal check) or by delivering to the Company for cancellation shares of Common Stock of the Company which have been held by Mr. Aristides for not less than six (6) months with a fair market value equal to the option price. For these purposes, the fair market value of the Company's Common Stock shall be the closing price of the Common Stock on the date of exercise on the New York Stock Exchange (the "NYSE") or on the principal national securities exchange on which such shares are traded if the shares are not then traded on the NYSE. If there is not a quotation available for such day, then the closing price on the next preceding day for which such a quotation exists shall be determinative of fair market value. If the shares are not then traded on an exchange, the fair market value shall be the average of the closing bid and asked prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System. If the Common Stock is not then traded on NASDAQ or on an exchange, then the fair market value shall be determined in such manner as the Company shall deem reasonable.

          C. Mr. Aristides may, with the consent of the Company, pay the option price by arranging for the immediate sale of some or all of the shares issued upon exercise of the option by a securities dealer and the payment to the Company by the securities dealer of the option exercise price.

      5.  Payment of Withholding Taxes
          ----------------------------

          Upon exercise of any portion of this option, Mr. Aristides shall pay to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements which arise as a result of the exercise of the option or provide the Company with satisfactory indemnification for such payment. If the Committee, as defined in the Company's Long Term Stock Incentive Plan, has in its discretion determined that Mr. Aristides may do so, such amount may be paid by Mr. Aristides by delivering to the Company for cancellation shares of Common Stock of the Company with a fair market value equal to the minimum amount of such withholding tax requirement by (i) electing to have the Company withhold common shares otherwise to be delivered with a fair market value equal to the amount of such tax obligation, or
          (ii) electing to surrender to the Company previously owned common shares with a fair market value equal to the amount of such minimum tax obligation.

      6.  Change of Control
          -----------------

          A. Notwithstanding Section 2 hereof, the entire option shall become immediately and fully exercisable on the day following a "Change of Control" and shall remain fully exercisable until either exercised or expiring by its terms. A "Change of Control" means:

              (1) acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934), (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) which results in the beneficial ownership by such Person of 25% or more of either

                    (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or

                    (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");

                   provided, however, that the following acquisitions will not result in a Change of Control:

                        (i)   an acquisition directly from the Company,
                        (ii)  an acquisition by the Company,
                        (iii) an  acquisition by  an employee  benefit plan  (or
                              related  trust)  sponsored  or  maintained by  the
                              Company or any corporation controlled by the Company,
                        (iv) an acquisition by any Person who is deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by the Trust Under the Will of Clarissa L. Gray ("Trust Person"), provided that such acquisition does not result in the beneficial ownership by such Person of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities, and provided further that for purposes of this Section 6, a Trust Person shall not be deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by The Graco Foundation or any employee benefit plan of the Company, including, without limitations, the Graco Employee Retirement Plan and the Graco Employee Stock Ownership Plan,
                        (v) an acquisition by Mr. Aristides or any group that includes Mr. Aristides, or
                        (vi) an acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b), and (c) of subsection (4) below; and

                   provided, further, that if any Person's beneficial ownership of the Outstanding Company Common Stock or Outstanding Company Voting Securities is 25% or more as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of a transaction other than that described in clause (i) or (ii) above, such subsequent acquisition will be treated as an acquisition that causes such Person to own 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities and be deemed a Change of Control; and provided further, that in the event any acquisition or other transaction occurs which results in the beneficial ownership of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by any Trust Person, the Incumbent Board may by majority vote increase the threshold beneficial ownership percentage to a percentage above 32% for any Trust Person; or

              (2) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of said Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such
                   individual  were  a  member  of  the  Incumbent   Board,  but
                   excluding, for this purpose, any such individual whose initial membership on the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (3) The commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a Person of 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities; or

              (4) The approval by the shareholders of the Company of a reorganization, merger, consolidation, or statutory exchange of Outstanding Company Common Stock or Outstanding Company Voting Securities or sale or other disposition of all or substantially all of the assets of the Company ("Business
                   Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation) excluding, however, such a Business combination pursuant to which

                   (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock or Outstanding Company Voting
                        Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities,

                   (b) no Person [excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination] beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

                   (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial Agreement, or of the action of the Board, providing for such Business Combination; or

              (5) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          B. A Change of Control shall not be deemed to have occurred with respect to Mr. Aristides if:

              (1) the acquisition of the 25% or greater interest referred to in subparagraph A.(1) of this Section 6 is by a group, acting in concert, that includes Mr. Aristides or

              (2) if at least 25% of the then outstanding common stock or combined voting power of the then outstanding Company voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange, disposition of assets, liquidation or dissolution referred to in subsections (4) or (5) of this section by a group, acting in concert, that includes Mr. Aristides.


      7.  Adjustments
          -----------

          If there shall be any change in the number or character of the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding option.

      8.  Miscellaneous
          -------------

          A. This option is issued pursuant to the Company's Long-Term Stock Incentive Plan and is subject to its terms. A copy of the Plan has been given to Mr. Aristides. The terms of the Plan are also available for inspection during business hours at the principal offices of the Company.

          B. This Agreement shall not confer on Mr. Aristides any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Mr. Aristides shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to him/her upon exercise of this option.

          C. The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                          GRACO INC.
                                          By:

                                          ------------------------------------



                                          /s/GEORGE ARISTIDES
                                          ------------------------------------
                                          George Aristides